Noncontrolling interests in consolidated subsidiaries	12 Months Ended
Mar. 31, 2012
Noncontrolling interests in consolidated subsidiaries

25. Noncontrolling interests in consolidated subsidiaries

Noncontrolling interests represent the equity for the remaining outstanding voting stock of subsidiaries not owned by the MHFG Group. The changes in noncontrolling interests in fiscal years ended March 31, 2010, 2011 and 2012 consisted of noncontrolling interests in net income or loss of subsidiaries, noncontrolling interests in changes in other comprehensive income of subsidiaries and changes resulting from changes in the ownership percentage of the Group in certain subsidiaries.

During the fiscal year ended March 31, 2010, MHFG exchanged certain voting equity interests in MHSC for those in Shinko, which had been an equity method affiliate of the Group, and merged the two entities. As a result of the transaction, the Group’s ownership in MHSC was decreased to 59.22 percent at March 31, 2010. See Note 3 “Business Combination” for further details of the merger.

During the fiscal year ended March 31, 2012, the MHFG Group exchanged certain MHFG’s common stock for 30.15, 40.80 and 46.02 percent of the voting equity interests in MHTB, MHSC and MHIS, respectively, in order to turn those subsidiaries into MHFG’s wholly-owned subsidiaries. See Note 16 “Common stock” for further details of the transactions. Then the Group transferred 5.34 percent of the voting equity interests in MHSC to The Norinchukin Bank.